UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2022

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (I.R.S Employer Identification No.)

2000 Galloping Hill Road

Kenilworth	New Jersey	07033
(Address of principal executive		(Zip Code)

(Registrant’s telephone number, including area code) (908) 740-4000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock($0.50 par value)	MRK	New York Stock Exchange
0.500% Notes due 2024	MRK 24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK 36A	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is also responsive to Item 2.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

In order to align with views expressed by members of the staff of the U.S. Securities and Exchange Commission (the “Staff”) during a recent consultation between companies in Merck & Co., Inc.’s (“Merck” or the “Company”) pharmaceutical industry peer group and the Staff, the Company is changing the treatment of certain items for purposes of its non-GAAP reporting. Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the Company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results will no longer exclude charges related to these items. This change will not affect the Company’s non-GAAP results to be reported for the first quarter of 2022, nor does it affect previously reported first quarter 2021 non-GAAP results, as the Company had no significant charges related to those items during such periods. However, the change will affect previously reported non-GAAP results for other periods of 2021 and for 2020 as set forth in the Company’s recast 2021 and 2020 non-GAAP results attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1	2021 and 2020 Historical Non-GAAP Financial Information Recast to Reflect Reporting Changes

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: April 20, 2022	By:	/s/ Kelly E. W. Grez
Kelly E. W. Grez
Corporate Secretary